                                                                    EXHIBIT 10.1

                                  AMENDMENT TO

                           SOFTWARE LICENSE AGREEMENT

        AGREEMENT, made as of September 16, 2003 by and between 3720161 Canada Corporation, a Canadian corporation, d/b/a Mobilair Integration ("Mobilair"); and Medical Licensing International Corp., a Delaware corporation ("MLSI").

        WHEREAS, the parties have entered into a Software License Agreement (the "License Agreement") dated the date hereof, which provides, among other things, for the issuance of 12,900,000 shares of MLSI restricted common stock to Mobilair; and

        WHEREAS, Mobilair has advised MLSI, that in consideration of money owed by it to Dominion Investments Ltd. ("Dominion") for financial and legal services rendered, that 3,870,000 of the 12,900,000 MLSI shares are to be issued in the name of Dominion and sent directly to Dominion upon issuance.

        NOW IT IS HEREBY AGREED AS FOLLOWS

        1. REMUNERATION. Section 5 of the License Agreement is hereby amended to read as follows:

        "5. REMUNERATION

                5.1 As a consideration to the granting of the exclusive rights pursuant to Section 2 hereunder, the Licensee agrees to allot and issue to Mobilair and its assignees, the following restricted shares of common stock of its capital stock (the "Licensee Restricted Shares").

                5.1.1   as of the date of this  Agreement,  Licensee shall issue
                        to  Mobiliar  an   aggregate   of   9,030,000   Licensee
                        Restricted Shares;

                5.1.2 as of the date of this Agreement and as further consideration for the license, Licensee shall issue an aggregate of 1,000,000 Licensee Restricted Shares to the Mobilair Employees listed on Schedule 5.1.2 hereto;

                5.1.3 as of the date of this Agreement and as further consideration for the license, Licensee shall issue 3,870,000 Licensee Restricted Shares to Dominion Investments Ltd."

        2. NO OTHER CHANGES. All other terms and provisions of the License Agreement shall continue with full force and effect.

        IN WITNESS WHEREOF, the parties have signed this Amendment as of the 16th day of September 2003.


3720161 CANADA CORPORATION

By:     /s/ Daniel Veilleux

        Name:  Daniel Veilleux
        Title: President


MEDICAL LICENSING INTERNATIONAL CORP.

By:     /s/ Gilles Cloutier

        Name:  Gilles Cloutier
        Title: President



                                       2